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                                                                    Exhibit 23.2



            Consent of Independent Registered Public Accounting Firm


We consent to the incorporation by reference in Registration Statement No. 333-102372 of Accredo Health, Incorporated on Form S-3 of our report dated September 10, 2004, appearing in this Annual Report on Form 10-K of Accredo Health, Incorporated for the year ended June 30, 2004.


                                             /s/  Deloitte & Touche LLP

Memphis, Tennessee
September 10, 2004